UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2004

ALCOA INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

201 Isabella Street, Pittsburgh, Pennsylvania	15212-5858
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations 212-836-2674

Office of the Secretary 412-553-4707

(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1	Alcoa Inc. Press Release dated April 6, 2004 (furnished pursuant to Item 12).

99.2	Alcoa Inc. Supplemental Financial Information (furnished pursuant to Item 12).

Item 12. Results of Operations and Financial Condition.

On April 6, 2004, Alcoa Inc. issued a press release announcing its financial results for the quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. A copy of supplemental financial information that accompanied the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

* * * * *

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA INC.

By:	/s/ Lawrence R. Purtell
Lawrence R. Purtell
Executive Vice President and
General Counsel

Dated: April 7, 2004

3

EXHIBIT INDEX

Exhibit No.	Description
99.1	Alcoa Inc. Press Release dated April 6, 2004.

99.2	Alcoa Inc. Supplemental Financial Information.

4